UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 20, 2016

Arbutus Biopharma Corporation
(Exact Name of Registrant as Specified in Charter)

BRITISH COLUMBIA, CANADA	001-34949	980597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100-8900 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 5J8
(Address of Principal Executive Offices) (Zip Code)

(604) 419-3200
(Registrant's telephone number, including area code)

_____________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The information provided in Item 5.02 is hereby incorporated by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2016, Arbutus Biopharma Corporation (the “Company”) entered into a Separation of Executive Employment and Share Repurchase Agreement, among the Company, Arbutus Biopharma, Inc., a wholly-owned subsidiary of the Company (the “Subsidiary”) and Mr. Patrick Higgins, the Chief Business Officer of the Company (the “Separation Agreement”). The Separation Agreement supersedes and replaces in their entirety the Employment Agreement entered into by and between the Subsidiary and Mr. Higgins effective July 11, 2015 (the “Employment Agreement”) and the Share Repurchase Agreement entered into by and between the Company and Mr. Higgins effective July 11, 2015  (the “Share Repurchase Agreement”). Pursuant to the Separation Agreement, the Employment Agreement shall terminate immediately as of the close of business on April 30, 2016, and the Share Repurchase Agreement, including the Company’s right to repurchase Buyback Shares (as defined in the Share Repurchase Agreement) was terminated on April 20, 2016.

Pursuant to the terms of the Separation Agreement and in consideration of a general release executed in favor of the Company and the Subsidiary, the Subsidiary will pay Mr. Higgins, within sixty days from April 20, 2016, a severance amount equal to $720,000 and a bonus payment equal to $48,096.  Further, and provided Mr. Higgins timely elects COBRA, the Subsidiary will reimburse Mr. Higgins for any COBRA premiums he pays for the continuation of coverage under his existing group company health plan that Mr. Higgins and his dependents are eligible to receive for the earlier of (i) a period of up to 24 months from April 30, 2016, or (ii) until Mr. Higgins becomes eligible to receive health insurance benefits under any other employer’s group health plan. The Subsidiary will also pay Mr. Higgins accrued benefits pursuant to the terms of the Separation Agreement.

Item 8.01. Other Events.

On April 21, 2016, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibit

99.1. Press release, dated April 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: April 25, 2016	By:	/s/ Bruce G. Cousins
Name: Bruce G. Cousins
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 21, 2016